                                                                    Exhibit 15.2

[KPMG Letterhead]


To the Board of
Directors and Shareholders of
Petroleo Brasileiro S.A.-PETROBRAS ("Petrobras")


October 31, 2006

We acknowledge our awareness of the incorporation by reference in the Registration Statements on Form F-4 and in its accompanying prospectus supplement of Petrobras, of our report dated August 25, 2006 relating to the unaudited condensed consolidated interim financial statements of Petrobras for the six months ended June 30, 2006, included in its Form 6-K furnished to the SEC on September 6, 2006.

Pursuant to Rule 436 under the Securities Act of 1933 (the "Act"), such report is not considered part of a registration statement prepared or certified by an independent registered public accounting firm, or a report prepared or certified by an independent registered public accounting firm within the meaning of Sections 7 and 11 of the Act.


Rio de Janeiro, RJ - Brazil


/s/ Manuel Fernandes Rodrigues de Sousa
---------------------------------------
KPMG Auditores Independentes
Manuel Fernandes Rodrigues de Sousa
Partner

--------------------------------------------------------------------------------

[KPMG Letterhead]


To the Board of
Directors and Shareholders of
Petrobras International Finance Company ("PIFCo")


October 31, 2006

We acknowledge our awareness of the incorporation by reference in the Registration Statements on Form F-4 and in its accompanying prospectus supplement of Petrobras, of our report dated August 25, 2006 relating to the unaudited condensed consolidated interim financial statements of Petrobras for the six months ended June 30, 2006, included in its Form 6-K furnished to the SEC on September 6, 2006.

Pursuant to Rule 436 under the Securities Act of 1933 (the "Act"), such report is not considered part of a registration statement prepared or certified by an independent registered public accounting firm, or a report prepared or certified by an independent registered public accounting firm within the meaning of Sections 7 and 11 of the Act.


Rio de Janeiro, RJ - Brazil


/s/ Manuel Fernandes Rodrigues de Sousa
---------------------------------------
KPMG Auditores Independentes
Manuel Fernandes Rodrigues de Sousa
Partner